Exhibit 10.17

__________________, 2013

SCG Financial Acquisition Corp.

615 N. Wabash Ave.

Chicago, Illinois 60611

Re:	Lock-Up Agreement

Gentlemen:

Reference is hereby made to that certain Agreement and Plan of Merger, dated as of January 11, 2013 (the “Merger Agreement”), by and among SCG Financial Acquisition Corp. (the “Company”), SCG Financial Merger II Corp., a Delaware corporation and an indirect subsidiary of the Company (“Merger Sub”), Reach Media Group Holdings, Inc. (“Target”) and Shareholder Representative Services, LLC, a Colorado limited liability company, solely in its capacity as Stockholder Representative for and on behalf of the Target Holders thereunder, pursuant to which Merger Sub will merge with and into Target, with Target being the surviving entity and a wholly-owned Subsidiary of the Company (the “Merger”). In connection with the Merger, the Company anticipates that it will issue _________ shares of its common stock, par value $0.0001 per share (the “Common Stock”), to the undersigned, plus such additional shares of the Common Stock as the undersigned may receive at the Release Date of the Escrow Fund (as such terms are defined in the Merger Agreement) (the “Stock Issuance”). Certain capitalized terms used but not otherwise defined herein shall have the meanings set forth in Paragraph 8 hereof.

The purpose of this letter agreement (the “Letter Agreement”) is to set forth the agreement between the Company and the undersigned with respect to the lock-up of the shares of Common Stock of the Company to be held by the undersigned. Accordingly, in consideration of the issuance of shares of Common Stock to the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

1.           The undersigned hereby covenants and agrees that, except as otherwise provided herein, for a period (the “Lock-Up Period”) commencing on the date hereof and ending on the earlier of (a) the one year anniversary of the Stock Issuance, or (b) the date that the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, the undersigned shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position (within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder), the undersigned’s shares of Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the undersigned’s shares of Common Stock, whether any such transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clauses (i) or (ii).

2.           Notwithstanding the provisions contained in Paragraph 1 hereof, the undersigned may transfer shares of Common Stock: (a) by gift to a member of the undersigned’s immediate family (for the purposes of this Letter Agreement, “immediate family” means any relationship by blood, marriage, domestic partnership or adoption, no more remote than a first cousin) or to a trust, the beneficiary of which is a member of the undersigned’s immediate family, an affiliate (as such term is defined in Rule 405 promulgated under the Exchange Act) of the undersigned or to a charitable organization; (b) if the undersigned is a natural person, by virtue of the laws of descent and distribution upon death of the undersigned; (c) if the undersigned is a natural person, pursuant to a qualified domestic relations order; (d) if the undersigned is a corporation, partnership or other business entity, to another corporation, partnership or other business entity that directly or indirectly controls, is controlled by or managed by, or is under common control with, the undersigned; or (e) if the undersigned is a trust, to a trustor or beneficiary of the trust; provided, however, that in each case the permitted transferees shall have entered into a written agreement with the Company agreeing to be bound by the transfer restrictions in Paragraph 1 hereof.

3.           The undersigned agrees that after the Lock-Up Period has elapsed, the undersigned’s shares of Common Stock shall only be transferable or saleable pursuant to a sale registered under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

4.           The undersigned shall retain all of its rights as a stockholder during the Lock-Up Period including, without limitation, the right to vote such shares. During the Lock-Up Period, all dividends payable in cash with respect to the undersigned’s shares of Common Stock shall be paid to the undersigned, but all dividends payable in Common Stock or other non-cash property shall become subject to the restrictions described herein during the Lock-Up Period, and shall be released from such restrictions upon the expiration of the Lock-Up Period in accordance with the terms and conditions of this Letter Agreement.

5.           The undersigned hereby agrees and acknowledges that (a) the Company would be irreparably injured in the event of a breach by the undersigned of his or its obligations hereunder, (b) monetary damages may not be an adequate remedy for such breach and (c) the Company shall be entitled to specific performance or injunctive relief, in addition to any other remedy that the Company may have in law or in equity, in the event of such breach.

6.           The undersigned acknowledges and understands that the Company will rely upon the covenants, agreements, representations and warranties set forth herein in proceeding with the Stock Issuance.

7.           The undersigned represents and warrants that the undersigned has full right and power, without violating any agreement to which he or it is bound, to enter into this Letter Agreement, and to perform the undersigned’s obligations hereunder.

8.           As used in this Letter Agreement, (a) “Commission” means the U.S. Securities and Exchange Commission, (b) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and (c) “Securities Act” means the Securities Act of 1933, as amended.

9.           This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the parties hereto.

10.         No party hereto may assign either this Letter Agreement or any of his or its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the undersigned and each of his or its heirs, personal representatives, successors and assigns.

11.         This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parities hereto (i) agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of New York, in the State of New York, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

12.         Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery, electronic or facsimile transmission, in each case to the addresses set forth for the parties hereto on the signature page to this Letter Agreement.

13.         This Letter Agreement shall terminate upon the expiration of the Lock-up Period.

[Signature page follows]

Sincerely,

[NAME]

By:
Name:
Title:

OR

Name:

Acknowledged and Agreed:

SCG FINANCIAL ACQUISITION CORP.

By:
Name:
Title:

 Signature Page to Letter Agreement - SCG Financial Holdings LLC and [NAME]